Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Registration Rights and Lock-Up Agreement (this “Agreement”), dated as of April 10, 2023 (the “Effective Date”) , is entered into by and between AiAdvertising, Inc., a Nevada corporation (the “Company”), and Hexagon Partners, Ltd., a Texas limited partnership, and each other Person that becomes a party to this agreement pursuant to the terms of this Agreement (the “Holder”).

RECITALS

WHEREAS, the Company and the Holder are parties to that certain Securities Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Holder to purchase the securities of the Company pursuant to the Purchase Agreement, the Holder and the Company hereby agree that this Agreement shall govern the rights of the Holder to cause the Company to register shares of Common Stock issuable to the Investor.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meaning:

(a) “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which the Company’s chief executive office is located or in New York, NY.

(b) “Certificate of Designations” means the certificate of designations setting forth the terms of the Preferred Stock.

(c) “Commission” means the U.S. Securities and Exchange Commission.

(d) “Common Stock” means the common stock of the Company, par value $0.001 per share.

(e) “Demanding Holder(s)” means, as applicable, the Holder(s) making a written demand for the Registration of Registrable Securities or making a written demand for an Underwritten Offering, in each case, pursuant to Section 2.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(g) “FINRA” means the Financial Industry Regulatory Authority.

(h) “Permitted Transferee” shall have the meaning given to it in the Purchase Agreement.

(i) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(j) “Preferred Stock” means the convertible preferred stock of the Company having the rights and obligations specified in the Certificate of Designations.

(k) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(l) “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(m) “Registrable Securities” means (i) any outstanding share of Common Stock (including the shares of Common Stock issued or issuable upon the exercise or conversion of any other equity security) of the Company held by a Holder as of the date of this Agreement, (ii) the shares of Common Stock issued or issuable upon conversion or redemption of the Preferred Stock or (iii) any Common Stock issued or issuable with respect to the securities referred to above through a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 following the date hereof (and subsequent public distribution of such securities shall not require registration under the Securities Act) or repurchased by the Company or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement.

(n) “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(o) “Requesting Holder” shall mean each Holder that requests to include all or a portion of such Holder’s Registrable Securities in (a) an Underwritten Offering pursuant to Section 2(e) or (b) a Piggyback Registration pursuant to Section 3.

(p) “Rule 144”, “Rule 405”, and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(q) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(r) “Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

(s) “Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

2.   Demand Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. Subject to the terms and conditions of this Agreement, at any time after the date that is two years following the Effective Date and during the Effectiveness Period, as defined below, the Holder may make a written request for registration (such written demand, a “Demand Registration”) under the Securities Act of all or any portion of its Registrable Securities pursuant to a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time of the Registrable Securities held by the Holder (the “Demand Registration Statement”); provided, however, that the Company shall not be obligated to file any such Demand Registration Statement: (i) if the holders of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such Registration Statement, propose to sell Registrable Securities with an aggregate market price at the time of the request of less than $5 million, or (ii) if the Company has, within the three (3) month period preceding the date of such request, already effected a Demand Registration for the holder of Registrable Securities. The Demand Registration Statement shall be on Form S-3 (“Form S-3”) or, if Form S-3 is not then available to the Company, on Form S-1 or such other appropriate form permitting Registration of such Registrable Securities for resale by such Holder; provided, however, that if the Company has filed the Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form, the Company shall (i) file a post-effective amendment to the Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or (ii) withdraw the Registration Statement on Form S-1 and file a subsequent Registration Statement on Form S-3 or any equivalent or successor form, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. The Company shall use reasonable best efforts to cause the Demand Registration Statement to be declared effective as soon as commercially possible after filing. Once effective, the Company shall use reasonable best efforts to keep the Demand Registration Statement continuously effective and shall cause the Demand Registration Statement to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until such date as (i) all Registrable Securities covered by the Demand Registration Statement have been sold, thereunder or pursuant to Rule 144, or (ii) the later of (x) each Holder of Registrable Securities covered by the Demand Registration Statement owns less than five percent (5%) of the then-outstanding Common Stock and (y) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations) (the “Effectiveness Period”).

(b) Notification and Distribution of Materials. The Company shall notify the Holder in writing of the effectiveness of the Demand Registration Statement as soon as practicable, and in any event within three (3) Business Days after the Demand Registration Statement becomes effective, and shall furnish to the Holder, without charge, such number of copies of the Demand Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Demand Registration Statement or such other documents as the Holder may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Demand Registration Statement.

(c) Amendments and Supplements. Subject to the provisions of Section 2(a) above, the Company shall prepare and file with the Commission from time to time such amendments and supplements to the Demand Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Demand Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period. If any Demand Registration Statement filed pursuant to Section 2(a) is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall notify the Holder of such ineligibility as soon as practicable, and in any event within one (1) Business Day, and shall file a Registration Statement on Form S-1 or other appropriate form as soon as practicable to replace the Registration Statement on Form S-3 and use its reasonable best efforts to have such replacement Demand Registration Statement declared effective as promptly as practicable and to cause such replacement Demand Registration Statement to remain effective, and shall cause the Demand Registration Statement to be supplemented and amended to the extent necessary to ensure that such Demand Registration Statement is available or, if not available, that another Demand Registration Statement is available, for the resale of all the Registrable Securities held by the Holder during the Effectiveness Period.

(d) Rule 415 Cut-back. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and shall file amendments to the Demand Registration Statement as required by the Commission and/or (ii) withdraw the Demand Registration Statement and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering. Notwithstanding any other provision of this Agreement, if any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holder, subject to a determination by the Commission that certain Holder must be reduced first based on the number of Registrable Securities held by such Holder. In the event the Company amends the Demand Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company shall file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Demand Registration Statement, as amended, or the New Registration Statement.

(e) Underwritten Offering. Any Holder then able to effect a Demand Registration pursuant to Section 2 shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering, to require the Company, subject to the provisions of Sections 2 and 3 hereof, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to a new Demand Registration. Any Holder shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering, to require the Company, subject to the provisions of Sections 2 and 3 hereof, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to an existing effective Registration Statement covering such Registrable Securities. All such Demanding Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(e) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Underwritten Offering, which Underwriter(s) must be reasonably satisfactory to the Company. Notwithstanding the foregoing, the Company is not obligated to effect (i) an Underwritten Offering pursuant to this Section 2(e), unless the Demand Registration is made following the three-year anniversary of the Effective Date; (ii) an Underwritten Offering pursuant to this Section 2(e), unless the dollar amount of the Registrable Securities of the Demanding Holder(s) and their respective Affiliates to be included therein is reasonably likely to result in gross sale proceeds of at least $25 million based on the five (5)-day volume weighted average price as of the date of the Demand Registration; (iii) an Underwritten Offering pursuant to this Section 2(e), if the Company has already effected five (5) Underwritten Offerings requested by the same Demanding Holder(s) and their respective Affiliates; (iv) more than one (1) Underwritten Offering within any three (3)-month period or (v) more than two (2) Underwritten Offerings for the same Demanding Holder(s) and their respective Affiliates within any twelve (12)-month period.

(f) Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering, pursuant to an Section 2(e), in good faith, advises or advise the Company, the Demanding Holders, the Requesting Holders and other persons or entities holding Registrable Securities or other equity securities of the Company that were requested to be included in such Underwritten Offering, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other equity holders of the Company who desire to sell (if any) that the dollar amount or number of Registrable Securities or other equity securities of the Company requested to be included in such Underwritten Offering exceeds the maximum dollar amount or maximum number of equity securities of the Company that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders (pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering, regardless of the number of shares held by each such person and the aggregate number of Registrable Securities that the Demanding Holders have requested be included in such Underwritten Offering (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Requesting Holders, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities of the Company that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities of the Company held by other persons or entities that the Company is obligated to include pursuant to separate written contractual arrangements with such persons or entities and that can be sold without exceeding the Maximum Number of Securities.

(g) Restrictions on Demand Registrations.

(i) The Company may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of any Demand Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the holders of Registrable Securities if the board of directors of the Company reasonably determines in good faith that (A) postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company) or (B) such registration would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; provided that the Company shall not delay filing any Demand Registration Statement more than twice in any consecutive 12-month period. Notwithstanding anything to the contrary in this Agreement, in no shall any Suspension Periods collectively continue for more than 120 days in the aggregate during any consecutive 12-month period.

(ii) In the case of an event that causes the Company to suspend the use of any Demand Registration Statement as set forth in Section 2(g)(i) or pursuant to Section 5(i) (a “Suspension Event”), the Company shall give a notice to the holders of Registrable Securities registered pursuant to such Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Demand Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event.

(iii) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Demand Registration pursuant to this Section 2(g), the Company agrees that it shall extend the period of time during which such Demand Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Demand Registration are no longer Registrable Securities.

3. Piggyback Registrations.

(a) Right to Piggyback. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company proposes to register or sell any of its securities under the Securities Act, including pursuant to any shelf registration statement (other than (i) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (ii) a registration relating solely to employment benefit plans, (iii) in connection with a registration the primary purpose of which is to register debt securities, or (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), whether or not for its own account, and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration reasonably in advance of (and in any event, at least ten (10) Business Days before) the anticipated filing date of such registration statement and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the delivery of the Company’s notice; provided that any such other holder may withdraw all or part of its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Holder which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Holder which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, if all of the Registrable Securities requested to be included in Section 3(c)(ii) above are included, then other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e) Other Registrations. If during the Effectiveness Period, the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least one year has elapsed from the effective date of such previous registration.

(f)   Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration.

4. Agreements of Holders.

(a) If required by the managing underwriter in connection with any underwritten public offering of Common Stock on or after the date hereof, each Holder who beneficially owns 5% or more of the outstanding Common Stock of the Company shall enter into a customary lock-up agreement with the managing underwriter(s) of such underwritten public offering containing a lock-up period equal to the shorter of (i) the shortest number of days that a director of the Company, an “executive officer” (as defined under Section 16 of the Exchange Act) of the Company, or any stockholder of the Company (other than a Holder or director or employee of, or consultant to, the Company) who beneficially owns 10% or more of the outstanding Common Stock of the Company contractually agrees with the managing underwriter(s) not to sell any securities of the Company following such underwritten offering and (ii) 90 days from the date of the execution of the underwriting agreement entered into with respect to such underwritten offering.

(b) The holders of Registrable Securities shall use reasonable best efforts to provide such information as may reasonably be requested by the Company or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, pursuant to Section 3 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

5.   Registration Procedures. In connection with any Registration to be effected pursuant to a Demand Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) in connection with a Demand Registration, at least five (5) Business Days prior to the anticipated filing of the Registration Statement and any related prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof;

(b) in connection with a Piggyback Registration, the Company will, at least three (3) Business Days (or one (1) Business Day in the case of any “overnight” underwritten offering or “bought deal”) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Holders and provide information with respect thereto), as applicable, (i) furnish to such Holders copies of any such Registration Statement or related prospectus or amendment or supplement thereto that identify the Holders and any related prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Holders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof;

(c) prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

(d) notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(e) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g) promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission or any other federal or state governmental authority for the amendment or supplementing of such registration statement or prospectus or for additional information, (iii) of the occurrence of any event as a result of which the prospectus included in such registration statement or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(h) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification (or exemption from qualification) of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(i) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(j) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate, if requested by the Holders, the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request and in connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement;

(k) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(l) if such registration includes an underwritten public offering, obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request.

6. Registration Expenses.

(a) All expenses incident to the parties’ performance of or compliance with their respective obligations under this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and expenses of one law firm of national standing selected by the Holders owning the majority of the Registrable Securities to be included in any registration or offering and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, whether or not any Registrable Securities are sold pursuant to a Registration Statement, and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

7. Indemnification.

(a) The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, the Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, actions, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and (iii) pay to each Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such Holder expressly for use therein; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each holder shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance upon and in conformity with information relating to the Holder furnished in writing to the Company by such Holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 7(a) or 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

8. Facilitation of Sales Pursuant to Rule 144. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

9. Lock-Up Provisions.

(a) Each such Holder agrees that, without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed, it, he or she will not during the period commencing on the date hereof through the date that is the first anniversary of the Effective Date (the “Lock-Up Period), (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, the Preferred Stock or any Common Stock issued or issuable upon the conversion of the Preferred Stock acquired by the Holder (collectively, the “Lock-Up Securities”); (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (iv) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

(b) Notwithstanding the foregoing, and subject to the conditions below, the Holder may transfer Lock-Up Securities without the prior written consent of the Company in connection with (i) transactions relating to Lock-Up Securities acquired in open market transactions; provided that no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (ii) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust or other estate planning entity for the benefit of the Holder or family members (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin); (iii) transfers of Lock-Up Securities to an educational institution or as charitable contributions; (iv) if the Holder is a corporation, partnership, limited liability company or other business entity, (A) any transfers of Lock-Up Securities to a corporation, partnership, limited liability company, investment fund or other business entity that controls or manages, is controlled or managed by or is under common control or management with the Holder (an “Affiliated Entity”) or (B) any distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the Holder or an Affiliated Entity; (v) transfers of Lock-Up Securities to any other Purchaser or Permitted Transferee (as such terms are defined in the Purchase Agreement) and (vi) the transfer of Lock-Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control (as defined below) of the Company after the date hereof and approved by the Company’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the Holder shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (vi) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d- 5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

(c) If any transfer not permitted under this Section 9 is made or attempted contrary to the provisions of this Agreement, such purported prohibited transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee as one of its equity holders for any purpose. In order to enforce this Section 9(c), the Company may impose stop-transfer instructions with respect to the Lock-Up Securities of a Holder (and Permitted Transferees and assigns thereof) until the end of the applicable Lock-Up Period.

(d) During the Lock-Up Period, each certificate or book-entry position evidencing any Lock-Up Securities held by a Lock-Up Holder shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, DATED AS OF APRIL 10, 2023, BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THE SHARES. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e) For the avoidance of doubt, each Lock-Up Holder shall retain all of its rights as a stockholder of the Company with respect to the Lock-Up Securities it holds during the Lock-Up Period, including the right to vote any such Lock-Up Securities that are entitled to vote. The Company agrees to (i) instruct its transfer agent to remove the legends in Section 9(d) upon the expiration of the applicable Lock-Up Period and (ii) cause its legal counsel, at the Company’s expense, to deliver the necessary legal opinions, if any, to the transfer agent.

10. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Amendments and Waivers. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, with the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. Any amendment or waiver effected in accordance with this Section 10(c) shall be binding upon each Holder and the Company. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(d) Other Registration Rights. The Company represents and warrants that no person has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

(e) Term. This Agreement shall terminate, with respect to any Holder, on the date as of which such Holder ceases to hold any Registrable Securities. The provisions of Section 7 shall survive any termination.

(f) Successors and Assigns; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, in connection with a Transfer of Registrable Securities worth at least $1 million by such Holder to a Permitted Transferee or to any person that was issued Preferred Stock by the Company. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in this Section 10(f) and (ii) the written agreement of the assignee, in a form reasonably acceptable to the Company, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 10(f) shall be null and void.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(h) Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(j) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas located in in the in the City of Houston and the United States District Court for the Southern District of Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(k) Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: AiAdvertising, Inc., 321 Sixth Street, San Antonio, TC 78215, Attention: Chief Executive Officer and, if to any Holder, at such Holder’s address or facsimile number as set forth on the signature pages to this Agreement. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 10(k).

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

AIADVERTISING, INC.

By	/s/ Gerard Hug
Name:	Gerard Hug
Title:	Chief Executive Officer

HEXAGON PARTNERS, LTD.

By: Texas Star Management Company, LLC, its general partner

By	/s/ Tim Dunn
Name:	Tim Dunn
Title:	Manager

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